SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           | |

Check the appropriate box:

[ ] Preliminary Proxy Statement
| | Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive  Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       --
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities  to which  transactions  applies:

    (2)  Aggregate  number of  securities  to which  transactions  applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form,  Schedule  or  Registration  Statement  No.:

      (3) Filing Party:

      (4) Date Filed:

---------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                             47257 FREMONT BOULEVARD
                            FREMONT, CALIFORNIA 94538

                            NOTICE OF ANNUAL MEETING

TO THE STOCKHOLDERS OF SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

     You are cordially invited to attend the annual meeting (the "Annual Meeting") of the holders of common stock, par value $0.001 per share ("Sunrise Stock"), of Sunrise Technologies International, Inc. ("Sunrise" and, together with its subsidiaries, the "Company"), to be held on Tuesday, June 17, at 10:00 a.m., local time, at the Company's corporate office, located at 47257 Fremont Boulevard, Fremont, California 94538.

     At the Annual Meeting, you will be asked to consider and vote upon the following matters:

     1. To elect two (2) Class I directors of Sunrise, each to serve a three-year term expiring upon the annual meeting of stockholders to be held in the year 2000, or until his or her respective successor is elected and qualified.

     2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1997.

     3. To adopt a new stock option plan, pursuant to which Sunrise could issue up to 3,000,000 shares of Sunrise Stock (1,000,000 shares if Sunrise effects a proposed 3-to-1 reverse stock split) to employees of and consultants to the Company.

     4. For the transaction of such other business as may properly come before said meeting or adjournments thereof.

     A Proxy Statement and proxy card accompany this Notice of Annual Meeting.

     The Board of Directors has fixed the close of business on April 28, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. All of such stockholders are cordially invited to attend the Annual Meeting in person. However, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A pre-addressed postage-paid envelope is enclosed herewith for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

                                                Sincerely,

                                                David W. Light
                                                Chairman  of the Board and Chief
                                                Executive Officer

Fremont,  California
April 30, 1997

                             SUNRISE ANNUAL MEETING
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by management of Sunrise Technologies International, Inc. ("Sunrise" and, together with its subsidiaries, the "Company"), for use at the annual meeting of stockholders (the "Annual Meeting") scheduled to be held on Tuesday, June 17, 1997, at 10:00 a.m., local time, at the Company's corporate offices, located at 47257 Fremont Boulevard, Fremont, California 94538. Sunrise intends to mail this Proxy Statement and the accompanying proxy card to all stockholders entitled to vote at the Annual Meeting on or about May 12, 1997.

     At the Annual Meeting, holders of common stock of Sunrise ("Sunrise Stock") will be asked to consider and vote upon the following matters (the "Proposals"):
(i) to elect two Class I directors of Sunrise, each to serve a three-year term expiring upon the annual meeting of stockholders to be held in the year 2000, or until his or her respective successor is elected and qualified; (ii) to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1997; and (iii) to adopt a new stock option plan (the "New Stock Option Plan"), pursuant to which Sunrise could issue up to 3,000,000 shares of Sunrise Stock (1,000,000 shares if Sunrise effects a proposed 3-to-1 reverse stock split) to employees of and consultants to the Company.

RECORD DATE;  VOTING

     The Board of Directors of Sunrise (the "Board") has fixed the close of business on April 28, 1997 as the record date (the "Record Date") for the determination of holders of Sunrise Stock entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 27,886,247 shares of Sunrise Stock issued and outstanding, held of record by 705 persons.

     Each share of Sunrise Stock is entitled to one vote on each of the Proposals. The presence, whether in person or by proxy, of a majority of the outstanding shares of Sunrise Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions from voting and broker non-votes on a particular Proposal will be counted for purposes of determining the presence of a quorum but will not be counted as affirmative or negative votes on the Proposal.

     The two persons properly nominated and receiving the highest number of votes will be elected as Class I directors of the Company. The affirmative vote of a majority of the votes present or represented by proxy at the Annual Meeting is required to approve each of the other Proposals. Accordingly, abstentions and broker non-votes will not have any effect on the election of directors, but will have the effect of voting against the other Proposals.

     As of the Record Date, the directors and executive officers of the Company, together with their respective affiliates, held 841,013 shares of Sunrise Stock, representing three percent (3%) of the shares eligible to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

     If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, such person may elect to do so and thereby suspend the power of the proxy holders to vote such proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of Sunrise a duly signed revocation or a proxy bearing a later date.

SOLICITATION

     Sunrise will bear the entire cost of the solicitation of proxies from its stockholders, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Sunrise Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of Sunrise. No additional compensation will be paid to such persons for such services. Sunrise also intends to employ the services of Beacon Hill Partners, Inc., a professional solicitation company ("Beacon Hill"), to assist with solicitation of stockholders. Beacon Hill will be paid a fee of $4,000 plus $3 per telephone call made by Beacon Hill to a stockholder entitled to vote at the Annual Meeting.

     ChaseMellon Shareholder Services LLC, transfer agent and registrar for the Sunrise Stock, will be paid its customary fee, estimated to be $1,500.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Sunrise Stock as of April 24, 1997 by certain members of management and by all executive officers and directors of Sunrise, as a group. Sunrise is not aware of any person who beneficially owns more than 5% of the outstanding Sunrise Stock.

                                                 BENEFICIAL OWNERSHIP(1)
                                                ------------------------
                                                  NUMBER OF   PERCENT OF
                                                   SHARES       SHARES
                                                   ------       ------
David W. Light(2) ..............................    551,250        2.0
C. Russell Trenary, III(3) .....................    224,821         *
Clara Munley ...................................        Nil        Nil
Joseph W. Shaffer ..............................    797,288        2.9
Paul S. Malin(4) ...............................     18,750
Jeannie G. Cecka(5) ............................     17,163         *
Catherine Caserza(6) ...........................    125,000         *
Joseph D. Koenig(7) ............................     29,167         *
Ronald A. Slocum(8) ............................     39,167         *
All executive officers and directors as a group
 (9 persons)(9) ................................  1,802,592        6.5

----------
   * Less than one percent

(1) Based on information provided by each of the identified officers and directors.
(2) Includes 511,250 shares that Mr. Light does not currently own, but which he has the right to acquire within 60 days of April 24, 1997, pursuant to outstanding options granted under the Company's stock option plan ("Options").
(3) Consists of shares that Mr. Trenary does not currently own, but which he has the right to acquire within 60 days of April 24, 1997, pursuant to Options.
(4) Consists of shares that Mr. Malin does not currently own, but which he has the right to acquire within 60 days of April 24, 1997, pursuant to Options.
(5) Includes 14,063 shares that Ms. Cecka does not currently own, but which she has the right to acquire within 60 days of April 24, 1997, pursuant to Options.
(6) Consists of shares that Ms. Caserza does not currently own, but which she has the right to acquire within 60 days of April 24, 1997, pursuant to Options.
(7) Consists of shares that Mr. Koenig does not currently own, but which he has the right to acquire within 60 days of April 24, 1997, pursuant to Options.
(8) Includes 29,167 shares that Mr. Slocum does not currently own, but which he has the right to acquire within 60 days of April 24, 1997.
(9) Includes 961,592 shares that such persons do not currently own, but which they have the right to acquire within 60 days of April 24, 1997.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Sunrise's Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors presently has five members. At the Annual Meeting, stockholders will be asked to elect two Class I directors to serve until the annual meeting of stockholders to be held in the year 2000 or until his or her respective successor is elected and qualified.

     The two persons who are properly nominated and who receive the highest number of votes at the Annual Meeting will be elected as Class I directors. Shares represented by executed proxies will be voted for the election of each of the nominees named below (the "Nominees"), unless authority to vote for such Nominees is specifically withheld. In the event either of the Nominees is unavailable for election, such shares will be voted for the election of a substitute nominee that management of Sunrise may propose. Each of the Nominees has agreed in writing to serve as a director if elected.

     The following table provides information regarding each of the Nominees and directors of the Company.

                                     DIRECTOR           PRINCIPAL OCCUPATION/POSITION
NAME                       AGE    CLASSIFICATION            HELD WITH THE COMPANY
------------------------ ----- ------------------- -------------------------------------------
NOMINEES:

David W. Light ............52        Class I             Chief Executive Officer and Chairman
                                                         of the Board of Sunrise

Ronald A. Slocum ..........57        Class I             Retired

CONTINUING DIRECTORS:

Joseph W. Shaffer .........51        Class II            Vice President and Secretary of
                                (term expires 1998)      Sunrise

Joseph D. Koenig ..........67        Class III           Consultant for Koenig Associates,
                               (term expires 1999)       a management consultant firm

C. Russell Trenary, III. ..39        Class III           President and Chief Operating Officer
                               (term expires 1999)       of Sunrise


NOMINEES

     Mr. Light was appointed Chief Executive Officer and Chairman of the Board of Sunrise in November 1996. From October 1994 to November 1996, Mr. Light served as President and Chief Executive Officer of Sunrise. Mr. Light was appointed to the Board of Directors of Sunrise in October 1994. From March 1994 until the time he joined Sunrise, Mr. Light was a private consultant to Sunrise. Prior to March 1994, Mr. Light was Vice President of Operations of Advanced Polymer Systems, Inc., a polymer-based drug delivery company. Mr. Light received a B.B.A. degree from Boise State University and is a licensed Certified Public Accountant.

     Mr. Slocum was appointed to the board of directors of Sunrise in December 1994. From 1991 until his retirement in 1996, Mr. Slocum had been employed Bank of America Idaho, most recently as President, Chief Executive Officer and Chairman of the Board. Mr. Slocum is also a Director of Bank of America Oregon. Mr. Slocum received a B.S. degree in Business Management from San Diego University.

CONTINUING DIRECTORS

     Mr. Shaffer, a co-founder of Sunrise, has been a director of Sunrise and has held an executive officer position with Sunrise since its inception. From April 1987 to October 1988, Mr. Shaffer served as President and Chief Executive Officer and, from October 1988 until January 1991, Mr. Shaffer served as President. Since 1991, Mr. Shaffer has been a Vice President of Sunrise. Prior to founding Sunrise, Mr. Shaffer was employed by the medical division of Coherent, Inc., a laser manufacturer, as Electrical Engineering Section Manager. Mr. Shaffer holds a B.S. degree in Electrical Engineering from the University of New Mexico.

     Joseph D. Koenig was appointed to the board of directors of Sunrise in December 1994. Mr. Koenig had also served as a director of Sunrise from August 1991 through January 1994. He has been a consultant for Koenig Associates, a management consultant firm, since October 1984. Mr. Koenig is also a director of Ancot Corporation, Hench Controls Corporation and Cardiac Mariners. Mr. Koenig received a B.S. degree in Electrical Engineering from the University of Illinois.

     Mr. Trenary was appointed President and Chief Operating Officer of Laser Biotech, Inc., a wholly owned subsidiary of Sunrise, in April 1996. In November 1996, Mr. Trenary was appointed President and Chief Operating Officer of Sunrise and was also appointed to the Board of Directors of Sunrise as a Class III director. From 1995 until the time he joined Sunrise, Mr. Trenary served as Senior Vice President of sales and marketing for Vidamed, Inc. Prior to 1995, Mr. Trenary served in various positions with Allergan, Inc., most recently as Senior Vice President, General Manager of AMO Surgical Products, an ophthalmic business. Mr. Trenary received a B.S. degree from Miami University and an M.B.A. degree from Michigan State University.

     None of the members of management was selected as an executive officer or director of Sunrise pursuant to any arrangement or understanding. There are no family relationships between any of the members of management.

BOARD MEETINGS AND COMMITTEES

     The Board held six meetings during the fiscal year ended December 31, 1996.

     The Board has three standing committees: the Audit Committee, the Compensation Committee and the Regulatory Oversight Committee (each, a "Committee"). The Board does not have a standing nominating committee or any committee performing the function of such committee. During 1996, each Board member attended at least 75% of the aggregate number of meetings of the Board and the Committee of the Board on which he served.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial records. The Audit Committee, comprised of Mr. Koenig, Mr. Slocum and Mr. Light, met two times in 1996.

     The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, comprised of Mr. Koenig and Mr. Slocum, met three times during 1996.

     The Regulatory Oversight Committee reviews independent reports from the Vice President of Regulatory and Clinical Affairs and certain outside consultants, and considers performance and results in the clinical trial process. The Regulatory Oversight Committee, comprised of Mr. Koenig, Mr. Slocum and Mr. Light, met three times in 1996.

DIRECTOR COMPENSATION

     Each director of Sunrise who is not an employee of the Company (a "non-employee director") receives a fee of $300 for each Board meeting attended. The total compensation paid to non-employee directors in 1996 was $2,400. Non-employee directors also are eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

     Each non-employee director of Sunrise, when first elected or appointed as a director of Sunrise, is automatically granted an option to acquire 20,000 shares of Sunrise Stock (a "Directors' Option") under the 1994 Non-Employee Directors' Stock Option Plan. Directors' Options are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1984, as amended (the "Code"). As of April 30, 1997, Directors' Options to purchase 140,000 shares of Sunrise Stock were outstanding.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The following persons currently serve as executive officers of Sunrise:

NAME                      AGE              POSITION HELD WITH SUNRISE
------------------------ ----- -------------------------------------------------
David W. Light ...........52   Chief Executive Officer and Chairman of the Board
                               and Director

C. Russell Trenary, III ..39   President   and   Chief  Operating   Officer  and
                               Director

Clara Munley .............43   Vice  President,   Finance  and  Chief  Financial
                               Officer

Joseph W. Shaffer ........51   Vice President and Secretary and Director

Catherine M. Caserza  ....36   Vice   President  and  General  Manager,   Dental
                               Division

Jeannie G. Cecka .........34   Vice President, Regulatory and Clinical Affairs

Paul Malin ...............43   Vice President, Sales and Marketing

     Ms. Munley was appointed Vice President, Finance and Chief Financial Officer of Sunrise in February 1997. From August 1986 through April 1996, Ms. Munley was Vice President and Controller at Ampex Recording Media Corporation, a manufacturer of professional recording media for use in audio, video and instrumentation markets. Prior to 1986, Ms. Munley was Corporate Finance Manager at Ampex Corporation and held various positions with it's parent, The Signal Companies. Ms. Munley holds a B.S. degree from Marywood College and is a licensed Certified Public Accountant in the State of Texas.

     Ms. Caserza was appointed Vice President and General Manager of the Company's Dental Division in December 1995. From July 1995 to December 1995, Ms. Caserza served as U.S. Sales Manager for the Company. From March 1994 to June 1995, Ms. Caserza was an independent consultant to companies in the medical device filed. Prior to that time, Ms. Caserza worked for Fuji Optical Systems, Inc., holding positions ranging from Product Manager to Director of Sales and Marketing. Ms. Caserza holds a Master of Science degree from the University of San Francisco and a B.A. degree from California State University, San Jose.

     Ms. Cecka was appointed Vice President, Clinical and Regulatory Affairs in July 1996. From March 1995 to April 1996 Ms. Cecka was Director of Clinical and Regulatory Affairs at MedAcoustics, Inc. From September 1992 to February 1995 Ms. Cecka was Manager of Clinical Research for Baxter Novacor, a developer and marketer of left ventricular assist devices. Prior to September 1992 Ms. Cecka spent seven years at Allergan Medical Optics holding positions ranging from Manager, Clinical Affairs to Director, Worldwide Clinical Research. Ms. Cecka holds an M.B.A. degree from Pepperdine University and a B.S. degree from UC Irvine.

     Mr. Malin was appointed Vice President, Sales and Marketing of Sunrise in May 1996. He has been engaged in various medical sales and marketing positions since 1976. Most recently, Mr. Malin had been

Business Director at Allergan, Inc. until 1995 and Director of Marketing at Iris Medical Instrument, an ophthalmic laser company until 1996. Mr. Malin has an M.B.A. degree from Pepperdine University and a B.A. degree from Washington and Lee University.

     For additional information regarding each of the executive officers of Sunrise who is also a director, see "Proposal I--Election of Directors" above.

SUMMARY COMPENSATION

     The following table sets forth certain compensation information earned during the last three fiscal years by the Chief Executive Officer and the other executive officers of Sunrise whose salary and bonus for the year ended 1996 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                                              COMPENSATION
                                                                 AWARDS
                                                         ---------------------
                                    ANNUAL COMPENSATION
                                    --------------------   SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION    YEAR     SALARY      BONUS       OPTIONS(1)
---------------------------   ------ ------------- ------- ---------------------
David W. Light(2)              1996     220,000(3)   Nil       1,100,000
Chief Executive Officer and    1995     220,000(3)   Nil         500,000(4)
Chairman of the Board          1994      47,680      Nil         500,000(4)

C. Russell Trenary, III(5)     1996     124,175      Nil         400,000
President and                  1995        --        --             --
Chief Operating Officer        1994        --        --             --

Catherine M. Caserza(6)        1996     114,550      Nil         125,000
Vice President and General     1995      49,300      Nil          70,000
Manager, Dental Division       1994        --        --             --

----------
(1) Securities are shares of Sunrise Stock underlying Options granted under the Company's stock option plan.
(2)  Mr. Light began employment with the Company in October 1994.
(3) $60,000 of Mr. Light's salary each year is paid in a lump sum on the anniversary of his employment with the Company.
(4) In 1994, Mr. Light was granted an option to purchase 500,000 shares of Sunrise Stock. In June 1995, Mr. Light exchanged such option pursuant to an option exchange program. See "Board Compensation Committee Report on Executive Compensation--Report on Repricing of Options."
(5)  Mr. Trenary began employment with the Company in April 1996.
(6)  Ms. Caserza began employment with the Company in July 1995.

EMPLOYEE STOCK OPTIONS

     Sunrise grants options to purchase Sunrise Stock to its employees, including the executive officers, under the 1988 Stock Option Plan, as amended (the "1988 Plan"). As of April 24, 1997, options to purchase an aggregate of 2,742,438 shares of Sunrise Stock were outstanding under the 1988 Plan, some of which were granted subject to stockholder approval of the New Stock Option Plan. See "Proposal 3--Adoption of New Stock Option Plan."

     The following tables set forth certain information regarding Options granted to and held by the Named Executive Officers in 1996.

             OPTIONS GRANTED DURING THE YEAR ENDED DECEMBER 31, 1996

                                           INDIVIDUAL GRANTS
                           -------------------------------------------------
                                                                              POTENTIAL REALIZABLE
                                                                                      VALUE
                                                                             AT ASSUMED ANNUAL RATES
                                       % OF TOTAL                               OF STOCK PRICE
                           NUMBER OF     OPTIONS                                  APPRECIATION
                           SECURITIES   GRANTED TO                             FOR OPTION TERM (2)
                           UNDERLYING   EMPLOYEES    EXERCISE   EXPIRATION  -------------------------
NAME                       OPTIONS(1)    IN 1996      PRICE        DATE          5%          10%
------------------------ ------------ ------------ ---------- ------------ ------------ ------------
David W. Light ............ 600,000       38.3%       $1.03      9/10/06     388,656.84  984,932.84
C. Russell Trenary, III ... 400,000       25.6%       $1.03      9/10/06     259,104.56  656,621.89
Catherine M. Caserza ......  25,000        1.6%       $1.03      9/10/06      16,194.04   41,038.87
                             30,000        1.9%       $1.75       6/1/06      19,432.84   49,246.64

----------

(1) Options generally become exercisable as to 25% of the underlying shares of Sunrise Stock one year after the grant date and as to an additional 1/36th of the underlying shares of Sunrise Stock each month thereafter. However, in the case of Mr. Light, the Option granted was immediately vested as to 100,000 shares and vests as to 1/48th of the underlying shares each month beginning in October 1996 until fully vested, and in the case of Mr. Trenary, the Option granted was immediately vested as to 100,000 shares and vests as to 1/48th of the underlying shares each month beginning October 1996 until fully vested.
(2) The 5% and 10% assumed rates of appreciation applied to the fair market value of the Sunrise Stock over the term of the Option are prescribed by the rules of the Commission and do not represent the Company's estimate or projection of the future price of the Sunrise Stock.


                        AGGREGATE YEAR-END OPTION VALUES

                            NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                             OPTIONS AT YEAR-END        YEAR-END ($) (1)
NAME                      EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
------------------------ ------------------------- -------------------------
David W. Light ..........    410,208 / 689,792              0 / 0
C. Russell Trenary, III..    123,125 / 276,875              0 / 0
Catherine M. Caserza  ...     27,528 /  97,472              0 / 0
----------
(1) Options are deemed to be "in-the-money" if the fair market value of the underlying Sunrise Stock exceeds the exercise price of the Option.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee aims to structure the Company's executive compensation programs to enable the Company to attract and retain executives capable of leading the Company to meet its business objectives and to motivate them to enhance long-term shareholder value. Annual compensation for the Company's executive officers consists of three elements: a cash salary, cash bonuses and stock option grants. The Compensation Committee considers a variety of factors in evaluating the Company's executive officers and making compensation decisions. These include the compensation paid by comparable companies to individuals in comparable positions, the individual contributions of each officer to the Company and the progress of the Company towards achieving its long-term objectives.

  Compensation Policies and Procedures

     Performance reviews of executive officers are conducted by the Compensation Committee. Each executive officer is evaluated based on the executive officer's achievement of goals set by the Compensation Committee or the Chief Executive Officer, as applicable, and one or more interviews of the executive officer by the Compensation Committee. Evaluations of executive officers other than the Chief Executive Officer are also based on the Chief Executive Officer's assessment of the executive officer's contribution to the Company.

     In selecting new executive officers, the Compensation Committee considers the specific needs of the Company and the expertise and special skills offered by a candidate. The Compensation Committee then determines starting compensation based on its assessment of the package needed to attract executive officers to a distressed company that has incurred substantial losses. Compensation of continuing executive officers is also reviewed periodically against this assessment. As a result, the Compensation Committee may recommend compensation packages in the upper range of cash and equity compensation paid to executive officers by companies of comparable size in similar industries.

     Based on the foregoing policies, the Compensation Committee makes its recommendations to the Board of Directors, which ultimately determines each executive officer's compensation package.

  Compensation  of  Chief  Executive Officer

     David Light was retained by Sunrise in 1994 to serve as President and Chief Executive Officer. His initial compensation package consisted of a salary of $220,000, which includes a deferred payment of $60,000 to be made on the anniversary of his commencement of employment with the Company, and eligibility to receive Options and a cash bonus. In 1994, Mr. Light was granted an Option to purchase 500,000 shares of Sunrise Stock at $2.00 per share. In 1995, pursuant to an option exchange program established by the Board of Directors of the Company in 1994, Mr. Light exchanged his Option for an Option to purchase 500,000 shares of Sunrise Stock at $1.00 per share, which was the fair market value of the Sunrise Stock at the time of the exchange. Mr. Light was not granted any additional Options in 1995, nor did he receive a cash bonus in either 1994 or 1995.

     The Compensation Committee believes that equity compensation, in lieu of salary increases or cash bonuses, will provide the most effective incentive for Mr. Light to remain with the Company to pursue its long-term goals and objectives. By granting Options to Mr. Light, the Company is able to preserve cash needed for working capital and other expenses of the Company, while further aligning Mr. Light's interests with those of the stockholders. In 1996, Mr. Light was granted an option to purchase 600,000 shares of Sunrise Stock at $1.03 per share.

  Policies with Respect to Deductibility of Compensation

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and the final Treasury regulations and to comply with Section 162(m) of the Code in the future to the extent consistent with the best interests of the Company.


                                               Submitted by:

                                               The Compensation Committee
                                               Joseph D. Koenig
                                               Ronald A. Slocum

April 30, 1997

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Sunrise Stock with the cumulative return on the Russell 3000 Index and the Hambrecht & Quist Technology Index for the five year period ended December 31, 1996, assuming dividend reinvestment.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                            (value of $100 invested)

                            Sunrise        Russell 3000    H & Q Technology
                          Technologies        Index             Index
                          ------------     ------------      ------------

December 31, 1991           100.00            100.00            100.00
December 31, 1992            48.92            106.59            118.11
December 31, 1993            24.46            116.26            138.17
December 31, 1994             8.63            112.41            165.25
December 31, 1995             9.36            150.36            246.36
December 31, 1996             5.04            173.97            306.47


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers, directors and beneficial owners of 10% of the Sunrise Stock outstanding (collectively "insiders") are required to file reports with the Commission to report beneficial ownership of, and transactions in, securities of Sunrise. All such reports required to be filed by insiders during 1996 were timely filed except as follows: Each of Messrs. Light and Trenary failed to timely file a Form 5 to report grants of options to purchase Common Stock granted in September 1996; Ms. Munley was appointed Chief Financial Officer of Sunrise in February 1997, but failed to timely file a Form 3 to report her beneficial ownership of securities of Sunrise; Mr. Shaffer failed to timely file a Form 4 to report the sale of 20,000 shares of Common Stock in November 1996.

                                   PROPOSAL 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board has selected and intends to appoint Ernst & Young L.L.P. ("E & Y"), 1451 California Avenue, Palo Alto, California 94303, as the Company's independent accountants for the year ending December 31, 1997. E & Y has served as the Company's independent accountants since the Company's inception in 1987. Representatives of E & Y are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected be available to respond to appropriate questions from stockholders.

     The Board is seeking stockholder ratification of the appointment of E & Y; however, the Audit Committee or the Board may determine, in their discretion and without seeking approval from the stockholders of the Company, to change the Company's accountants if the Audit Committee or Board determines it to be in the interests of the Company and the stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPOINTMENT OF ERNST & YOUNG L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997.

                                   PROPOSAL 3
                        ADOPTION OF NEW STOCK OPTION PLAN

BACKGROUND

     Sunrise is authorized to issue up to 3,750,000 shares of Sunrise Stock pursuant to Options granted under the 1988 Plan. As of April 24, 1997, options to purchase an aggregate of 2,742,438 shares of Sunrise Stock were outstanding under the 1988 Plan, some of which were granted subject to stockholder approval of the New Stock Option Plan. The 1988 Plan expires in 1998.

     Rather than increasing the number of shares of Sunrise Stock issuable under and extending the term of the 1988 Plan, the Board of Directors has determined it to be preferable to adopt the New Stock Plan for grants of Options to employees and consultants of the Company. Under the New Stock Option Plan, Options would also be issuable to directors of the Company.

GENERAL

     The stated purposes of the New Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business.

     Under the New Stock Option Plan, Sunrise would be authorized to issue up to 3,000,000 shares of Sunrise Stock pursuant to options ("New Plan Options") that may be granted to persons who are either (a) employed by the Company or an affiliate of the Company, including any officers and directors of the Company, or (b) engaged by the Company or an affiliate of the Company to render consulting services, provided that such person is compensated for such services (collectively, "Eligible Optionees"). As of April 24, 1997, approximately 60 persons would have qualified as Eligible Optionees under the New Stock Option Plan. Sunrise intends to hold a special meeting of stockholders, at which meeting the stockholders will be asked to approve a 3-to-1 reverse stock split of the Sunrise Stock, pursuant to which every three shares of Sunrise Stock would be amalgamated into one share of Sunrise Stock. If such reverse stock split is effected and if the New Stock Option Plan is adopted, Sunrise would be authorized to issue up to 1,000,0000 shares of Sunrise Stock pursuant to New Plan Options.

     New Plan  Options  may be  incentive  stock  options  within the meaning of
Section 422 of the Code ("ISOs") or nonstatutory stock options ("NSOs").

     The New Stock Option Plan, if adopted, will expire in 2007, after which date no additional New Plan Options could be issued thereunder. However, any New Plan Options then outstanding would not be affected by the expiration of the New Stock Option Plan.

     The New Stock Option Plan will be administered by the Board of Directors, except to the extent the Board of Directors elects to delegate such powers and responsibilities to a committee (in either case, the "Administrator"). The Administrator will have the power to determine from time to time the Eligible Optionees to be granted New Plan Options, as well as the power to determine the terms and conditions of such New Plan Options, within the parameters set forth in the New Stock Option Plan. The Board of Directors may amend or terminate the New Stock Option Plan at any time and for any reason, subject to any required regulatory approval and any required approval of the stockholders of the Company.

     Approval of the Proposal to adopt the New Stock Option Plan requires the affirmative vote of holders of a majority of the Sunrise Stock present or represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE NEW STOCK PLAN.

DESCRIPTION OF NEW PLAN OPTIONS

     The provisions of individual New Plan Options need not be identical, but each New Plan Option shall be subject to the following provisions: (a) the term of a New Plan Option may not be longer than ten (10) years from the date of grant, (b) the exercise price of an ISO shall not be less than 100% of the fair market value of the underlying Sunrise Stock, and the exercise price of an NSO shall not be less than 85% of the fair market value of the underlying Sunrise Stock, and (c) a New Plan Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code); provided that an NSO may also be transferred to an immediate family member of the optionee, a trust for the benefit of immediate family members of the optionee or a partnership in which immediate family members are the only partners.

EXERCISE OF NEW PLAN OPTIONS

     A New Plan Option shall be deemed to be exercised when written notice of such exercise has been given to the Company and full payment for the Sunrise Stock to be purchased pursuant thereto has been received by the Company. Payment of the exercise price of a New Plan Option shall be made in the form authorized by the Administrator, which may be (a) by cash, check or promissory note or (b) with shares of Sunrise Stock that either (i) have been owned by the optionee for more than six (6) months on the date of surrender or (ii) were not acquired, directly or indirectly, from the Company.

ALLOCATION OF NEW PLAN OPTIONS

     The potential benefit to be received by an optionee is dependent on increases in the price of the Sunrise Stock prior to the exercise of the option. Accordingly, the ultimate dollar value of options is not currently ascertainable. On April 24, 1997, the closing bid price of the Sunrise Stock on the OTC Bulletin Board was $0.94 per share.

     The following table sets forth certain information with respect to Options granted in 1996 under the 1988 Plan to the current executive officers of the Company as a group and to all employees of the Company as a group, not including executive officers. For information regarding Options granted to Named Executive
Officers in 1996, see "Executive Compensation." Allocation of Options among such groups and such persons in 1996 is not necessarily indicative of the allocation to be made of New Plan Options in 1997.

                             1988 STOCK OPTION PLAN

                                                              SHARES OF SUNRISE STOCK
                                     RANGE OF EXERCISE PRICES    UNDERLYING OPTIONS
                                    ------------------------  ----------------------
Executive Officer Group ..................$1.03 - 1.75               1,230,000
Non-Executive Officer Employee Group .... $1.03 - 2.88                 335,000

     Options granted in 1996 generally become exercisable as to 25% of the underlying shares of Sunrise Stock one year after the grant date and as to 1/36th of the remaining underlying shares each month thereafter until fully vested.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the principal anticipated United States federal income tax considerations of the grant and exercise of a New Plan Option to and by an optionee who is resident in the United States. It is based on the current provisions of the Code and the rules and regulations thereunder (the "Current Tax Rules"). This discussion is general only and is not a substitute for independent advice from an individual's own tax and other advisors.

  Incentive Stock Options

     No taxable income will be recognized by an Eligible Optionee upon the grant of an ISO, and no taxable income will be recognized at the time the ISO is exercised, so long as the optionee remains an employee of the Company (or a parent or subsidiary corporation) at all times during the period beginning on the grant date of the ISO and ending on the date three months before the date of exercise. However, the difference between the fair market value of the Sunrise Stock purchased on exercise of the ISO and the exercise price of the ISO generally will constitute a tax preference item for purposes of the alternative minimum tax. If the optionee does not dispose of the Sunrise Stock so purchased within two years of the grant date of the ISO, nor within one year of the date of exercise (together, the "Holding Periods"), any profit or loss recognized upon a subsequent disposition will be long-term capital gain or loss.

  Nonstatutory Stock Options

     An optionee will not recognize any taxable income at the time an NSO is granted. Upon exercise of the NSO, an optionee generally will recognize ordinary income, for United States income tax purposes, equal to the excess, if any, of the then fair market value of the Sunrise Stock acquired over the exercise price of the NSO. Any taxable income recognized in connection with the exercise of any NSO generally will be subject to tax withholding by the Company, and the Company generally will be entitled to United States income tax deductions to the extent and in the year that such taxable income is recognized by the optionee.

     When an optionee sells Sunrise Stock acquired pursuant to the exercise of an NSO, any difference between the sale price and the optionee's tax basis in such Sunrise Stock will be treated as capital gain or loss.

                                  OTHER MATTERS

     To the best of the knowledge, information and belief of the directors of Sunrise, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy confers discretionary authority on the proxy holders designated therein to vote with respect to such matters.

                              STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Proxy Statement for the 1998 annual meeting of stockholders, proposals must be received by Sunrise no later than January 1, 1998. Any such proposals should be directed to the Secretary of Sunrise.

                                             By Order of the Board of  Directors


                                             David W.  Light
                                             Chief  Executive Officer
                                             and Chairman of the Board

                                                                      Appendix A

PROXY               SUNRISE TECHNOLOGIES INTERNATIONAL, INC.               PROXY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 17, 1997

     The undersigned hereby appoints David W. Light and Joseph W. Shaffer and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Sunrise Technologies International, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Sunrise Technologies International, Inc. to be held at the company's corporate office, 47257 Fremont Boulevard, Fremont, California 94538 on June 17, 1997, at 10:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                 (Continued, and to be signed on the other side)

                                                                                                                     [X] Please mark
UNLESS A  CONTRARY  DIRECTION  IS  INDICATED,  THIS                                                                       your votes
PROXY  WILL  BE  VOTED  FOR THE NOMINEES  LISTED IN                                                                         as this
PROPOSAL  1  AND  FOR   PROPOSALS  2 AND 3, AS MORE
SPECIFICALLY  DESCRIBED IN THE PROXY STATEMENT.  IF
SPECIFIC  INSTRUCTIONS  ARE  INDICATED,  THIS PROXY
WILL BE VOTED IN ACCORDANCE  THEREWITH.

MANAGEMENT RECOMMENDS A  VOTE FOR  THE NOMINEES FOR             PROPOSAL   2:  To   ratify  selection  of   FOR    AGAINST   ABSTAIN
DIRECTORS  LISTED BELOW AND A VOTE FOR  PROPOSALS 2             Ernst & Young LLP as  independent  public
AND 3.                                                          accountants of the Company for its fiscal   [ ]      [ ]       [ ]
                                                                year ending December 31, 1997.

   PROPOSAL  1:  To elect two  Class 1 directors  to            PROPOSAL 3:  To adopt a new stock option    FOR    AGAINST   ABSTAIN
hold office until the Annual Meeting of Stockholders            plan,  pursuant to which  Sunrise  could
to be held in the year 2000.                  WITHHOLD          issue up to 3,000,000  shares of Sunrise    [ ]      [ ]       [ ]
                                 FOR          FOR ALL           Stock   (1,000,000   shares  if  Sunrise
                                                                effects a proposed  3-to-1 reverse stock
                                 [ ]            [ ]             split) to  employees of and  consultants
                                                                to the Company.
NOMINEES: David W. Light,
Ronald A. Slocum

(INSTRUCTION: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.)


---------------------------------------------------             Please sign  exactly as your name  appears  hereon.  If the stock is
I PLAN TO ATTEND THE MEETING                                    registered  in the names of two or more  persons,  each should sign.
                                              [ ]               Executors, administrators, trustees, guardians and attorneys-in-fact should add their  titles.  If signer is a  corporation,  please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership,  please sign in partnership  name by authorized person.


Signature(s)                                                                   Date
            ------------------------------------------------------                 -------------------------------------------------
PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                   APPENDIX B
                           SUNRISE TECHNOLOGIES, INC.
                             1997 STOCK OPTION PLAN

   1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

   Options  granted   hereunder  may  be  either   Incentive  Stock  Options  or
Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

   2. Definitions. As used herein, the following definitions shall apply:

      "Applicable Laws" shall mean the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, and the rules of any applicable stock exchange or national market system.

      "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4 of the Plan, if one is appointed.

      "Common Stock" shall mean the Common Stock of the Company.

      "Company" shall mean Sunrise Technologies International, Inc., a Delaware corporation.

      "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether or not compensated for such services.

      "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interpreted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      "Covered Employee" shall mean an Employee who is, or in the opinion of the Board may become, a "covered employee" under Section 162(m)(3) of the Code at the time of the grant of an Option.

      "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

      "Option" shall mean a stock option granted pursuant to the Plan.

      "Optioned Stock" shall mean the Common Stock subject to an Option.

      "Optionee" shall mean an Employee or Consultant who receives an Option.

      "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      "Performance-Based Compensation" shall mean compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

      "Plan" shall mean this 1997 Stock Option Plan.

      "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

      "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

   3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be issued under Options granted under the Plan is three million five hundred thousand (3,500,000) shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

   If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

   4. Composition of Administrator.

      (a) Multiple Administrative Bodies. If permitted by the Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to Covered Employees (in connection with Performance-Based Compensation), directors, officers who are not directors and Consultants and Employees who are neither directors nor officers.

      (b) Administration with respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the Applicable Laws, or
   (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

      (c) Administration with respect to Other Persons. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

      (d) Administration With Respect To Covered Employees. Notwithstanding the foregoing, grants of Options to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is composed solely of two or more Directors eligible under the Code to serve on a committee making grants qualifying as Performance-Based Compensation. In the case of such grants to Covered Employees, references to the "Board" shall be deemed to be references to such Committee or subcommittee.

      (e) General.  Once a Committee has been  appointed  pursuant to subsection
   (b), (c) or (d) of this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

   5. Eligibility.

      (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

      (b) The maximum aggregate number of Shares with respect to which Options may be granted to any Employee in any fiscal year of the Company shall be one million (1,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 11, below. This Section 5(b) is intended to comply with the requirements for the award of Performance-Based Compensation applicable to stock options and shall be construed in accordance with the requirements of Section 162(m) of the Code and the regulations thereunder.

      (c) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

      (d) Section 5(c) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an incentive stock option. Section 5(c) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

      (e) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

   6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

   7. Term of Option. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Nonstatutory Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

   8. Exercise Price and Consideration.

      (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

      (i) In the case of an Incentive Stock Option

         (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

         (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

      (ii) In the case of a Nonstatutory Stock Option

      (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

      (B) granted to any person, other than a Covered Employee, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant as determined by the Board.

      (C) granted to any Covered Employee, the per Share exercise price shall be no less than the fair market value per Share on the date of grant as determined by the Board.

      (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the bid price (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

      (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation Law).

   9. Exercise of Option.

      (a) Procedure for Exercise; Rights as a Shareholder. Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

      (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

      (d) Death of Optionee. In the event of the death of an Optionee:

         (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death, subject to the limitation set forth in Section 5(b); or

         (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

   10. Transferability of Options.

      (a) Incentive Stock Options. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Incentive Stock Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10(a).

      (b) Nonstatutory Stock Options. Nonstatutory Stock Options may permit transfer of all or a portion of the Option by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 10(a). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 8(c) hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of employment of Section 9 hereof shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified at Sections 9(b), (c) and (d).

   11. Adjustments Upon Changes in Capitalization or Merger.

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      (c) Merger or Asset Sale. In the event of the proposed sale of substantially all of the assets of the Company or a merger of the Company, in which the Company is not the surviving entity:

         (i) Options. Each Option shall be assumed or an equivalent option shall be substituted by such successor corporation (including as a "Successor" any purchaser of substantially all of the assets of the Company) or a parent or subsidiary of such successor corporation. In the event that the successor corporation or a parent or subsidiary of such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, as soon as practicable prior to the effective date of such transaction, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares that would not otherwise be exercisable. In such event the Board shall notify the Optionee as soon as practicable prior to the effective date of such transaction that the Option shall be fully exercisable for a period of ten (10) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or Parent, the Board may, with the consent of the successor corporation, provide for the consideration received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

         (ii) Shares Subject to Repurchase Option. Any Shares subject to a repurchase option of the Company shall be exchanged for the consideration (whether stock, cash or other securities or property) received in the merger or asset sale by the holders of Common Stock for each Share held on the effective date of the transaction, as described in the preceding paragraph. If the Optionee receives shares of stock of the successor corporation or a parent or subsidiary of such successor corporation in exchange for Shares subject to a repurchase option, such exchanged shares shall continue to be subject to the repurchase option as provided in the restricted stock purchase agreement.

   12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

   13. Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, suspend or terminate the Plan. To the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

   14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

   15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

   17. Shareholder Approval. Continuance of the Plan with respect to the grant of Incentive Stock Options and grants to Covered Employees shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted, and such stockholder approval shall be a condition to the right of a Covered Employee to receive Performance-Based Compensation hereunder. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

   18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

   19. Miscellaneous.

      (a) Code Section 162(m). In the sole discretion of the Committee, Agreements may provide that, in the event Code Section 162(m), or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by Company for all or part of any compensation attributable to an Option under the Plan, an Employee's exercise of an Option, to the extent that the exercise would result in compensation that would not be deductible by Company, shall be deferred until the next succeeding year or years in which the Employee's remuneration either does not exceed the limit set forth in Code Section 162(m) or is not subject to Code
   Section 162(m).

      (b) Withholding. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

      (c) Pooling. If any Option, or any provision of any Option, granted under the Plan would prevent a transaction from being account for as a pooling of interests (in the opinion of the Company's accountants), the Option, or the provision shall be void. No consent shall be required to void the Option or the provision.